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                           First Amendment to Transfer & Servicing Agreement.rtf
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                                                                  EXECUTION COPY

                               FIRST AMENDMENT TO
                        TRANSFER AND SERVICING AGREEMENT

      THIS FIRST AMENDMENT TO TRANSFER AND SERVICING AGREEMENT (this "AMENDMENT), dated as of September 15, 2000 (the "EFFECTIVE DATE"), is entered into by and among PROJECT BRAVE LIMITED PARTNERSHIP, as issuer (the "ISSUER"), FIFS ACQUSISITON FUNDING COMPANY, L.L.C., as transferor (the "TRANSFEROR"), FIRST INVESTORS SERVICING CORPORATION, as servicer and a transferor party ("FISC"), ALAC RECEIVABLES CORP., as a transferor party ("ALACRC"), FIRST UNION SECURITIES, INC., as deal agent and collateral agent ("FUSI"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as backup servicer, collateral custodian and indenture trustee ("WELLS FARGO"; together with the Issuer, the Transferor, FISC, ALACRC and, FUSI, the "ORIGINAL PARTIES"), FIRST INVESTORS FINANCIAL SERVICES, INC., as a transferor party ("FIRST INVESTORS") and FIRST INVESTORS AUTO CAPITAL CORPORATION, as a transferor party ("FIACC"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

      WHEREAS, the Original Parties entered into that certain Transfer and Servicing Agreement, dated as of August 8, 2000 (as amended, the "AGREEMENT");

      WHEREAS, pursuant to the Purchase Agreement, dated as of January 1, 1998 by and between First Investors and FIACC (as amended, supplemented or otherwise modified from time to time), First Investors has sold certain receivables to FIACC (the "SOLD RECEIVABLES");

      WHEREAS, pursuant to the Security Agreement (the "SECURITY AGREEMENT"), dated as of January 1, 1998 by and among FIACC, as debtor, FUSI, as deal agent and collateral agent and First Investors, as seller (as amended, supplemented or otherwise modified from time to time), certain amounts related to the Sold Receivables shall be paid to the Noteholders and/or the Issuer;

      WHEREAS, the parties hereto desire to amend the Agreement in certain respects to, among other things, add FIACC and First Investors as Transferor Parties thereto;

      NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS.

      (a) The definition of "ALAC Securitizations" is hereby amended in its entirety to read as follows:

            ALAC SECURITIZATIONS: The ALAC Automobile Receivables Trust 1998-1 and the FIACC Facility.
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      (b) The definition of "NIM Collateral Transferor Parties" is hereby amended in its entirety to read as follows:

            NIM COLLATERAL TRANSFEROR PARTIES: The Transferor, the Issuer, FISC, First Investors, FIACC and ALACRC.

      (c) The definition of "Original Transferor" is hereby amended in its entirety to read as follows:

            ORIGINAL TRANSFEROR: FISC, FIACC, First Investors or ALACRC, as applicable.

      (d) The definition of "Series Collateral" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

            SERIES COLLATERAL: The Series 1998-1 Collateral, as defined in the Spread Account Agreement.

      (e) The term "Spread Accounts" is hereby replaced with the term "Spread Account" in each place it appears in the Agreement and the definition of "Spread Accounts" is hereby amended in its entirety to read as follows:

            SPREAD ACCOUNT: The Series 1998-1 Spread Account as defined in the Spread Account Agreement and the Reserve Account as defined in the FIACC Facility.

      (f) The definition of "Servicing Strips" in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

            SERVICING STRIPS: Collectively, the Retained Pool Servicing Strip, the Servicing Strip (Series 1998-1) and the Servicing Strip (FIACC).

      (g) The definition of "Transferor Parties" is hereby amended in its entirety to read as follows:

            TRANSFEROR PARTIES: The Transferor, the Issuer, FISC, ALACRC, First Investors and FIACC.

      (h) The following additional definitions are hereby added to Section 1.1 of the Agreement, in alphabetical order:

            FIACC: First Investors Auto Capital Corporation.

            FIACC FACILITY: The Security Agreement, dated as of January 1, 1998 by and among by and among FIACC, as debtor, FUSI (f/k/a

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            First Union Capital Markets Corp.), as deal agent and collateral agent and First Investors Financial Servicer, Inc., as seller, the Note Purchase Agreement, dated as of January 1, 1998, by and among FIACC, as debtor, FUSI (f/k/a First Union Capital Markets Corp.), as deal agent, the investors named therein, First Union, as liquidity agent and VFCC and each other agreement executed in connection with the foregoing, each as amended, supplemented, waived or otherwise modified to the date hereof and from time to time hereafter.

            FIRST INVESTORS: First Investors Financial Services, Inc.

            SERVICING STRIP (FIACC): The right of FISC to receive, pursuant to the terms and conditions of the Servicing Agreement, dated as of July 1, 1999 among FIACC, as debtor, Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), as backup servicer and custodian and First Investors Servicing Corporation (f/k/a Auto Lenders Acceptance Corporation), as servicer, a servicing fee payable to FISC, as servicer under the Servicing Agreement in an amount equal to .50% of the outstanding principal balance of the loans serviced (if the servicing fee rate payable to FISC shall be 2.50% or less) or 1.00% of the outstanding principal balance of the loans serviced (if the servicing fee rate payable to FISC shall exceed 2.50%).

      SECTION 2.  CONVEYANCE OF INTEREST IN NIM COLLATERAL AND SERVICING STRIPS.


      On the Effective Date, the Transferor does hereby contribute and absolutely assign to the Issuer, without recourse (subject to the obligations set forth herein), all right, title and interest of the Transferor in and to the Servicing Strip (FIACC) and such portion of the NIM Collateral not conveyed on the Closing Date which shall include distributions under the FIACC Facility. It is the intention of the Transferor that the transfer and assignment contemplated by this Amendment shall constitute a contribution and absolute assignment of such NIM Collateral and the Servicing Strip (FIACC) from the Transferor to the Issuer and the beneficial interest in and title to such NIM Collateral and the Servicing Strip (FIACC) shall not be part of the Transferor's estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy law. In the event that, notwithstanding the intent of the Transferor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this SECTION 2 for the benefit of the Secured Parties.

      SECTION 3.  NOTEHOLDER CONSENT.

      Each of the Noteholders and the Deal Agent hereby acknowledges its consent to this Amendment and Supplemental Indenture No.1, dated as of September 15, 2000 by and between the Issuer and the Indenture Trustee by signing its name on the signature pages hereto.

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      SECTION 4.  REPRESENTATIONS AND WARRANTIES.

      First Investors and FIACC each hereby makes to the Deal Agent and each other Secured Party each of the representations and warranties in Section 3.2 of the Agreement as of the Effective Date and each other Transferor Party hereby reaffirms such representations and warranties as of the Effective Date.

      First Investors and FIACC each hereby makes to the Transferor, the Deal Agent and each other Secured Party each of the representations and warranties in
Section 3.1 of the Security Agreement as of the Effective Date.

      SECTION 5.  CONDITIONS PRECEDENT.

      The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

      (a) The Deal Agent shall have received a copy of the First Amendment to the Amended and Restated NIM Collateral Purchase Agreement, duly executed by each of the parties thereto;

      (b) The Deal Agent shall have received a copy of the Supplemental Indenture No. 1, duly executed by each of the parties thereto; and

      (c) Each of the conditions precedent listed in Section 2 of the Third Amendment to the Security Agreement shall have been satisfied and the Deal Agent shall have received copies of each of the documents listed therein.

      SECTION 6.  AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

      Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

      SECTION 7.  MISCELLANEOUS.

      (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

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      (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

      (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

                 [Remainder of Page Intentionally Left Blank]

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              PROJECT BRAVE LIMITED PARTNERSHIP,
                                    as Issuer

                                   By:   FIFS Acquisition Funding Company,
                                         L.L.C., as  general partner,

                                               By:   FIALAC Holdings, Inc.,
                                                     a member


                                   By: ________________________________
                                   Name:
                                   Title:

                                   Project Brave Limited Partnership
                                   c/o FIFS Acquisition Funding
                                       Company, L.L.C.
                                   675 Bering Drive, Suite 710
                                   Houston, TX 77057

                                   Attention:
                                   Facsimile:
                                   Telephone:

                                   FIFS ACQUISITION FUNDING
                                   COMPANY, L.L.C., as Transferor

                                   By:  FIALAC Holdings, Inc., a member

                                   By: ________________________________
                                   Name:
                                   Title:

                                   FIFS Acquisition Funding Company, L.L.C.
                                   c/o First Investors Auto Capital Corporation
                                   675 Bering Drive
                                   Suite 710
                                   Houston, TX 77057

                                   Attention: Bennie Duck
                                   Facsimile: 713-977-0657
                                   Telephone: 713-977-2600

                                   FIRST INVESTORS SERVICING
                                   CORPORATION, as a Transferor Party


                                   By: ________________________________
                                   Name:
                                   Title:

                                   First Investors Servicing Corporation
                                   675 Bering Drive
                                   Suite 710
                                   Houston, TX 77057

                                   Attention: Bennie Duck
                                   Facsimile: 713-977-0657
                                   Telephone: 713-977-2600

                                   ALAC RECEIVABLES CORP., as a
                                   Transferor Party

                                   By: ________________________________
                                   Name:
                                   Title:

                                   ALAC Receivables Corp.
                                   675 Bering Drive
                                   Suite 710
                                   Houston, TX 77057

                                   Attention: Bennie Duck
                                   Facsimile: 713-977-0657
                                   Telephone: 713-977-2600

                                   FIRST INVESTORS
                                   FINANCIAL SERIVICES.,
                                   as a Transferor Party

                                   By: ________________________________
                                   Name:
                                   Title:

                                   First Investors Financial Services, Inc.
                                   675 Bering Drive
                                   Suite 710
                                   Houston, TX 77057

                                   Attention: Bennie Duck
                                   Facsimile: 713-977-0657
                                   Telephone: 713-977-2600

                                   FIRST INVESTORS AUTO CAPITAL CORPORATION., as a Transferor Party

                                   By: ________________________________
                                   Name:
                                   Title:

                                   First Investors Auto Capital Corporation
                                   675 Bering Drive
                                   Suite 710
                                   Houston, TX 77057

                                   Attention: Bennie Duck
                                   Facsimile: 713-977-0657
                                   Telephone: 713-977-2600

                                   FIRST UNION SECURITIES, INC.,
                                   as Deal Agent and Collateral Agent


                                   By: ________________________________
                                   Name:
                                   Title:

                                   First Union Securities, Inc.
                                   One First Union Center, TW-9
                                   Charlotte, North Carolina  28288
                                   Attention: John Foxgrover
                                   Telephone: 704-383-8437
                                   Facsimile: 704-383-1085

                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, not in its individual capacity but solely as Backup Servicer, Collateral Custodian and Indenture Trustee


                                   By: ________________________________
                                   Name:
                                   Title:


                                   MAC N9311-161
                                   Sixth Street and Marquette Avenue
                                   Minneapolis, MN 55479
                                   Attention: Corporate Trust Services -
                                               Asset Backed Administration
                                   Telephone: (612) 667-8058
                                   Facsimile: (612) 667-3539

Accepted and agreed
this 15th day of September, 2000

VARIABLE FUNDING CAPITAL CORPORATION,
as Class A Noteholder and Class B Noteholder

By: First Union Securities, Inc.,
as attorney-in-fact

By: ________________________________
      Name:
      Title:

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